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                                  EXHIBIT 24

                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------

  We consent to the incorporation by reference in Post-Effective Amendment Number 1 to Registration Statement Number 33-5389 on Form S-8 dated May 2, 1986, of our report with respect to the financial statements and schedules of BRE Properties, Inc. dated August 29, 1994, included in the Annual Report on Form 10-K for the year ended July 31,1994.


                                                             Ernst & Young LLP

  San Francisco, California
  October 11, 1994